UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2015 (August 31, 2015)

PartnerRe Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation or Organization)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 31, 2015, PartnerRe Ltd. (“PartnerRe”), Exor N.V., a Dutch public limited liability company (naamloze vennootschap) (“Parent”) and Pillar Ltd., a Bermuda exempted company and a wholly owned subsidiary of Parent (“Merger Sub”) entered into the First Amendment to the Agreement and Plan of Merger (the “First Amendment”), amending the Agreement and Plan of Merger originally entered into by and between PartnerRe, Parent, Merger Sub and, solely with respect to Sections 4.01 to 4.05, 6.13 and Section 9.13 of the Merger Agreement, EXOR S.p.A., a società per azioni organized under the laws of the Republic of Italy (“Parent Guarantor”), dated August 2, 2015 (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into PartnerRe, with PartnerRe continuing as the surviving company and a wholly owned subsidiary of Parent.

The First Amendment provides for certain additional tax opinions related to the Exchange Offer and Alternate Exchange Offer described in the Merger Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated August 31, 2015

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between PartnerRe Ltd. (“PartnerRe”) and Exor S.p.A. and certain of its affiliates (collectively, “EXOR”). In connection with this proposed business combination, PartnerRe and/or EXOR may file one or more proxy statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, proxy statement/prospectus or other document PartnerRe and/or EXOR may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARTNERRE ARE URGED TO READ THE PROXY STATEMENT(S), PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) of PartnerRe (if and when available) will be mailed to shareholders of PartnerRe. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by PartnerRe through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PartnerRe will be available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216.

Participants in Solicitation

PartnerRe, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which was filed with the SEC on July 31, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on January 29, 2015, May 16, 2014 and March 27, 2014.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PartnerRe and EXOR are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “illustrative,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and EXOR, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•      the failure to obtain the approval of shareholders of PartnerRe in connection with the proposed transaction;

•      the failure to consummate or delay in consummating the proposed transaction for other reasons;

•      the timing to consummate the proposed transaction;

•      the risk that a condition to closing of the proposed transaction may not be satisfied;

•      the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; and

•      the diversion of management time on transaction-related issues.

PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. PartnerRe cannot guarantee future results, level of activity, performance or achievements. Moreover, PartnerRe assumes no responsibility for the accuracy and completeness of any of these forward-looking statements. PartnerRe assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	September 2, 2015	By:	/s/ Marc Wetherhill
			Name:	Marc Wetherhill
			Title:	Chief Legal Counsel

Exhibit Index

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated August 31, 2015